THE FOLLOWING SUBMISSION HAS BEEN ACCEPTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION.


COMPANY:       SUPER DEAL.COM, INC.
FORM TYPE:     10QSB                NUMBER OF DOCUMENTS: 1
RECEIVED DATE: 11-Jul-2005 16:49    ACCEPTED DATE:       11-Jul-2005 16:50
FILING DATE:   11-Jul-2005 16:49
TEST FILING:   NO                   CONFIRMING COPY:     NO

ACCESSION NUMBER: 0001321500-05-000004

FILE NUMBER(S):
   1. 000-51419

THE PASSWORD FOR LOGIN CIK 0001321500 WILL EXPIRE 23-Mar-2006 14:20.

PLEASE REFER TO THE ACCESSION NUMBER LISTED ABOVE FOR FUTURE INQUIRIES.

REGISTRANT(S):

   1. CIK:        0001321507
      COMPANY:    SUPER DEAL.COM, INC.
      FORM TYPE:  10QSB
      FILE NUMBER(S):
         1. 000-51419


THE FOLLOWING SUBMISSION HAS BEEN ACCEPTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION.


COMPANY:       SUPER DEAL.COM, INC.
FORM TYPE:     10QSB                NUMBER OF DOCUMENTS: 1
RECEIVED DATE: 11-Jul-2005 16:55    ACCEPTED DATE:       11-Jul-2005 16:56
FILING DATE:   11-Jul-2005 16:55
TEST FILING:   NO                   CONFIRMING COPY:     NO

ACCESSION NUMBER: 0001321500-05-000005

FILE NUMBER(S):
   1. 000-51419

THE PASSWORD FOR LOGIN CIK 0001321500 WILL EXPIRE 23-Mar-2006 14:20.

PLEASE REFER TO THE ACCESSION NUMBER LISTED ABOVE FOR FUTURE INQUIRIES.

REGISTRANT(S):

   1. CIK:        0001321507
      COMPANY:    SUPER DEAL.COM, INC.
      FORM TYPE:  10QSB
      FILE NUMBER(S):
         1. 000-51419


THE FOLLOWING SUBMISSION HAS BEEN ACCEPTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION.


COMPANY:       SUPER DEAL.COM, INC.
FORM TYPE:     10QSB                NUMBER OF DOCUMENTS: 1
RECEIVED DATE: 11-Jul-2005 17:06    ACCEPTED DATE:       11-Jul-2005 17:06
FILING DATE:   11-Jul-2005 17:06
TEST FILING:   NO                   CONFIRMING COPY:     NO

ACCESSION NUMBER: 0001321500-05-000006

FILE NUMBER(S):
   1. 000-51419

THE PASSWORD FOR LOGIN CIK 0001321500 WILL EXPIRE 23-Mar-2006 14:20.

PLEASE REFER TO THE ACCESSION NUMBER LISTED ABOVE FOR FUTURE INQUIRIES.

REGISTRANT(S):

   1. CIK:        0001321507
      COMPANY:    SUPER DEAL.COM, INC.
      FORM TYPE:  10QSB
      FILE NUMBER(S):
         1. 000-51419